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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  DECEMBER 5, 1995
                                                        -----------------


                      COLUMBIA/HCA HEALTHCARE CORPORATION
                      -----------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                          1-11239          75-2497104
--------------------------------------    --------------  ------------------
(State or other jurisdiction of           (Commission        (IRS Employer
        incorporation)                       File          Identification No.)
                                            Number)


ONE PARK PLAZA, NASHVILLE, TENNESSEE                                   37203
--------------------------------------                    ------------------
(Address of principal executive offices)                           (Zip Code)
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Registrant's telephone number, including area code:    (615) 327-9551
                                                       --------------


                                (NOT APPLICABLE)
                                ----------------
(Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS
         ------------

     The Registrant files herewith those exhibits listed in Item 7(c) below.

ITEM 7(C).  EXHIBITS
            --------

     The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

          1.1  Shelf Underwriting Agreement, dated December 5, 1995, among
     Columbia/HCA Healthcare Corporation and Salomon Brothers Inc, CS First
     Boston Corporation and J.P. Morgan Securities Inc., as Managers.

          4.1  Form of 7.05% Debenture due 2027.

                                       2

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COLUMBIA/HCA HEALTHCARE CORPORATION
                                 (Registrant)


Date:  December 7, 1995             By:   /s/ STEPHEN T. BRAUN
                                         --------------------------
                                         Stephen T. Braun
                                         Senior Vice President and General
                                         Counsel

                                       3
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                               INDEX TO EXHIBITS

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


 EXHIBIT                                                           SEQUENTIALLY
   No.                            EXHIBIT                          NUMBERED PAGE
---------  ------------------------------------------------------  -------------
   1.1     Shelf Underwriting Agreement, dated December 5, 1995,
           among Columbia/HCA Healthcare Corporation and
           Salomon Brothers Inc, CS First Boston Corporation and
           J.P. Morgan Securities Inc., as Managers.

   4.1     Form of 7.05% Debenture due 2027.

                                       4